EXECUTION VERSION

THIRD AMENDMENT
Dated as of July 13, 2016,
to the
CREDIT AGREEMENT
among
BOOZ ALLEN HAMILTON INC.
as the Borrower,
The Several Lenders from Time to Time Parties Thereto,
and
BANK OF AMERICA, N.A.,
as Administrative Agent, Collateral Agent and Issuing Lender
___________
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
FIFTH THIRD BANK,
JPMORGAN SECURITIES LLC
and
SUMITOMO MITSUI BANKING CORPORATION,
as Joint Lead Arrangers and Joint Bookrunners
and
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
PNC CAPITAL MARKETS LLC,
SUNTRUST BANK,
TD BANK, N.A.,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Co-Documentation Agents

THIRD AMENDMENT
THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of July 13, 2016 (this “Amendment”), among BOOZ ALLEN HAMILTON INC., a Delaware corporation (the “Borrower”), the Guarantors (as defined below), the Administrative Agent (as defined below), the Collateral Agent (as defined below), and the Lenders party hereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.
W I T N E S S E T H
WHEREAS, the Borrower, the Lenders from time to time party thereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent (in such capacity, the “Collateral Agent”) and Issuing Lender, are parties to a Credit Agreement, dated as of July 31, 2012 (as amended by First Amendment to Credit Agreement, dated as of August 16, 2013, as further amended by Second Amendment to Credit Agreement, dated as of May 7, 2014, and as otherwise heretofore amended, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Persons set forth on Schedule I hereto (the “Refinancing Revolving Lenders”) provide revolving commitments (the “Refinancing Revolving Commitments”) in an aggregate amount of $500,000,000 to the Borrower, and each Refinancing Revolving Lender has agreed to provide a Refinancing Revolving Commitment in an aggregate amount as set forth on Schedule I hereto, in each case subject to the terms and conditions set forth herein;
WHEREAS, the Borrower has requested that (a) the Persons set forth on Schedule II hereto (the “New Refinancing Tranche A Term Lenders”) make term loans (the “New Refinancing Tranche A Term Loans”) in an aggregate principal amount of $225,253,107.52 to the Borrower on the Third Amendment Effective Date and (b) the Exchanging Tranche A Term Lenders (as defined below) exchange their Existing Tranche A Term Loans (as defined below) for term loans of like aggregate principal amount (the “Exchanged Refinancing Tranche A Term Loans” and, together with the New Refinancing Tranche A Term Loans, the “Refinancing Tranche A Term Loans”), in each case subject to the terms and conditions set forth herein;
WHEREAS, pursuant to Section 2.25 of the Credit Agreement, the Borrower has requested that the Persons listed on Schedule III hereto (the “2016 Supplemental Tranche A Lenders”) increase their outstanding Initial Tranche A Term Loans or become lenders of Initial Tranche A Term Loans, as applicable, by issuing new term loans in an aggregate principal amount of $456,750,500 to the Borrower on the Third Amendment Effective Date (the “2016 Supplemental Tranche A Term Loans”), in each case subject to the terms and conditions set forth herein;
WHEREAS, the Borrower has requested that (a) the Persons set forth on Schedule IV hereto (the “New Refinancing Tranche B Term Lenders”) make term loans (the “New Refinancing Tranche B Term Loans”) in an aggregate principal amount of $170,103,581.87 to the Borrower on the Third Amendment Effective Date and (b) the Exchanging Tranche B Term Lenders (as defined below) exchange their Existing Tranche B Term Loans (as defined below) for term loans of like aggregate principal amount (the “Exchanged Refinancing Tranche B Term Loans” and, together with the New Refinancing Tranche B Term Loans, the “Refinancing Tranche B Term Loans”), in each case subject to the terms and conditions set forth herein; and
WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Borrower and the Lenders party hereto, constituting no less than the Required Lenders (determined as of the Third Amendment Effective Date), agree to amend the Credit Agreement as set forth in Section 3 and Section 6 hereof;
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION ONE – REFINANCING REVOLVING COMMITMENTS.
(a)    Subject to the terms and conditions set forth herein and in the Credit Agreement (as amended hereby), each Refinancing Revolving Lender severally agrees to provide Refinancing Revolving Commitments to the Borrower in an aggregate amount equal to the amount set forth opposite such Refinancing Revolving Lender’s name on Schedule I hereto.
(b)    The Revolving Commitments existing immediately prior to the effectiveness hereof (the “Existing Revolving Commitments”) shall be terminated upon the effectiveness of this Amendment, and shall be replaced by the Refinancing Revolving Commitments. Any accrued commitment fees under Section 2.9 of the Credit Agreement and any accrued Letter of Credit fees under the first sentence of Section 3.3(a) of the Credit Agreement shall be paid in full in cash on the Third Amendment Effective Date, it being understood and agreed that such fees pursuant to such Sections shall accrue for the account of the Refinancing Revolving Lenders from the Third Amendment Effective Date. Any Revolving Loans existing immediately prior to the effectiveness hereof (the “Existing Revolving Loans”) shall be repaid in full in cash on the Third Amendment Effective Date, together with all accrued and unpaid interest on, and all other amounts owing in respect of, such Existing Revolving Loans.
(c)    Unless the context shall otherwise require, the Refinancing Revolving Lenders shall constitute “Revolving Lenders” and “Lenders”, the Refinancing Revolving Commitments shall constitute “Revolving Commitments” and “Commitments” and revolving loans made pursuant to the Refinancing Revolving Commitments shall constitute “Revolving Loans” and “Loans”, in each case for all purposes of the Credit Agreement (as amended hereby) and the other Loan Documents.
(d)    Each Issuing Lender and each Refinancing Revolving Lender hereby agrees that, notwithstanding the termination of the Existing Revolving Commitments, the Letters of Credit outstanding on the Third Amendment Effective Date shall remain outstanding, and each Refinancing Revolving Lender further agrees that it shall be bound by the applicable provisions of Section 3 of the Credit Agreement (as amended hereby) in respect thereof.

SECTION TWO – REFINANCING TRANCHE A TERM LOANS.
(a)    Subject to the terms and conditions set forth herein and in the Credit Agreement (as amended hereby), each New Refinancing Tranche A Term Lender severally agrees to make New Refinancing Tranche A Term Loans in Dollars to the Borrower on the Third Amendment Effective Date in an aggregate principal amount not to exceed the amount set forth opposite such New Refinancing Tranche A Term Lender’s name on Schedule II hereto. Amounts borrowed under this Section 2(a) and repaid or prepaid may not be reborrowed.
(b)    The proceeds of the New Refinancing Tranche A Term Loans shall be used solely to repay in full all Initial Tranche A Term Loans outstanding under the Credit Agreement immediately prior to the effectiveness hereof (the “Existing Tranche A Term Loans”), other than the Existing Tranche A Term Loans of the Exchanging Tranche A Term Lenders that are exchanged for Exchanged Refinancing Tranche A Term Loans and deemed repaid pursuant to paragraph (d) below, and to pay related accrued and unpaid interest, fees and expenses.
(c)    Unless previously terminated, the commitments of the New Refinancing Tranche A Term Lenders pursuant to Section 2(a) shall terminate upon the making of the New Refinancing Tranche A Term Loans on the Third Amendment Effective Date.
(d)    Each Existing Tranche A Term Lender that executes and delivers a signature page to this Amendment and indicates thereon its election of the “Cashless Settlement Option” (each such Lender, an “Exchanging Tranche A Term Lender” and, together with the New Refinancing Tranche A Term Lenders, the “Refinancing Tranche A Term Lenders”; each Existing Tranche A Term Lender that does not so elect, a “Non-Exchanging Tranche A Term Lender”) severally agrees, on the Third Amendment Effective Date and subject to the terms and conditions set forth herein and in the Credit Agreement (as amended hereby), to exchange all (or such lesser amount as the Administrative Agent may allocate to such Lender (any such Existing Tranche A Term Loans of such Lender not allocated for exchange pursuant hereto, its “Non-Allocated Existing Tranche A Term Loans”)) of its Existing Tranche A Term Loans (the aggregate principal amount of Existing Tranche A Term Loans of such Lender so exchanged, its “Exchanged Tranche A Term Loan Amount”) for Exchanged Refinancing Tranche A Term Loans (which Existing Tranche A Term Loans so exchanged shall thereafter be deemed repaid and canceled and no longer be outstanding) in an aggregate principal amount equal to its Exchanged Tranche A Term Loan Amount. All accrued and unpaid interest on, and all other amounts owing in respect of, the Existing Tranche A Term Loans of each Exchanging Tranche A Term Lender that are exchanged pursuant to this paragraph (d) (less the Exchanged Tranche A Term Loan Amount) shall be repaid in full in cash on the Third Amendment Effective Date.
(e)    The Existing Tranche A Term Loans of each Non-Exchanging Tranche A Term Lender and the Non-Allocated Existing Tranche A Term Loans of each Exchanging Tranche A Term Lender shall be repaid in full in cash on the Third Amendment Effective Date, together with all accrued and unpaid interest on, and all other amounts owing in respect of, such Existing Tranche A Term Loans.

(f)    Unless the context shall otherwise require, the New Refinancing Tranche A Term Lenders and the Exchanging Tranche A Term Lenders shall constitute “Tranche A Term Lenders”, “Term Lenders” and “Lenders” and the New Refinancing Tranche A Term Loans and Exchanged Refinancing Tranche A Term Loans shall constitute “Initial Tranche A Term Loans”, “Tranche A Term Loans”, “Term Loans” and “Loans”, in each case for all purposes of the Credit Agreement (as amended hereby) and the other Loan Documents.
SECTION THREE – CREDIT AGREEMENT AMENDMENTS. Subject to the satisfaction of the conditions set forth in clause (b) of Section Seven hereof each of the parties hereto hereby acknowledges, agrees and consents that the Credit Agreement will be amended as provided in this Section, effective as of the Third Amendment Effective Date:
(a)    The following defined terms shall be added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:
“2016 Supplemental Tranche A Term Loans”: has the meaning assigned to such term in the Third Amendment.
“2016 Transactions”: the transactions to occur pursuant to the Third Amendment.
“Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation”: with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Borrowing Notice”: a notice of borrowing delivered pursuant to Section 2.5, substantially in the form of Exhibit M or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.
“Covered Liability”: as defined in Section 10.23.
“EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition and is subject to the supervision of an EEA Resolution Authority, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision of an EEA Resolution Authority with its parent.
“EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority”: any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Excluded Liability”: any liability that is excluded under the Bail-In Legislation from the scope of any Bail-In Action including, without limitation, any liability excluded pursuant to Article 44 of the Bank Recovery and Resolution Directive.
“Third Amendment”: the Third Amendment to Credit Agreement, dated as of the Third Amendment Effective Date, among the Loan Parties, the Administrative Agent, the Collateral Agent and the Lenders party thereto.
“Third Amendment Effective Date”: July 13, 2016.
“Write-Down and Conversion Powers”: with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b)    The definition of “ABR” set forth in Section 1.1 of the Credit Agreement is hereby amended by inserting “; provided, further that if such rate shall be less than zero, such rate shall be deemed to be zero” immediately before the period at the end of the first sentence thereof.
(c)    The definition of “Additional Obligations” set forth in Section 1.1 of the Credit Agreement is hereby amended by (x) deleting the first proviso in its entirety and (y) replacing “Tranche B” with “Tranche A” in all places where it appears.
(d)    The definition of “Applicable Margin” or “Applicable Commitment Fee Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended by (x) replacing “2.00%” and “3.00%” in clause (ii) thereof with “1.75%” and “2.75%” respectively, and (y) restating the proviso thereto in its entirety as follows:
“provided that from the Third Amendment Effective Date until the delivery of financial statements pursuant to Section 6.1 with respect to the first full fiscal quarter ending after the Third Amendment Effective Date (a) the Applicable Margin shall be 1.00% with respect to Initial Tranche A Term Loans and Revolving Loans that are ABR Loans and 2.00% with respect to Initial Tranche A Term Loans and Revolving Loans that are Eurocurrency Loans and (b) the Applicable Commitment Fee Rate shall be 0.40%, and, thereafter, the Applicable Margin and Applicable Commitment Fee Rate with respect to Initial Tranche A Term Loans, Revolving Loans and Revolving Commitments shall be determined in accordance with the Pricing Grid, in each case, based on the most recently delivered financial statements delivered pursuant to Section 6.1.”

(e)    Clause (a) of the definition of “Available Amount” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing “$100,000,000” with $125,000,000”.
(f)    The definition of “Cash Management Obligations” set forth in Section 1.1 of the Credit Agreement is hereby amended by inserting “or any Person that was a Lender or an Affiliate of a Lender at the time the relevant cash management arrangements were entered into” immediately after “any Affiliate of a Lender”.
(g)    The definition of “Consolidated Net Senior Secured Leverage” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing “$250,000,000” with “$300,000,000”.
(h)    The definition of “Consolidated Net Total Leverage” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing “$250,000,000” with “$300,000,000”.
(i)    The definition of “Continuing Directors” set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.
(j)    The definition of “Defaulting Lender” set forth in Section 1.1 of the Credit Agreement is hereby amended by (x) deleting “or” immediately prior to clause (d) and (y) inserting the following immediately prior to the last proviso therein: “or (e) has become the subject of a Bail-In Action”.
(k)    The definition of “Eurocurrency Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence at the end of such definition:
“Notwithstanding the foregoing, if the Eurocurrency Rate shall be less than zero, then such rate shall be deemed to be zero for all purposes of this Agreement.”
(l)    The definition of “Limited Condition Acquisition” set forth in Section 1.1 of the Credit Agreement is hereby deleted and replaced by the following:
““Limited Condition Acquisition”: any acquisition by one or more of the Borrower and its Subsidiaries of any assets, business or Person permitted by this Agreement whose consummation is not conditioned on the availability of, or on obtaining, third party financing.”
(m)    The definition of “Permitted Investors” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing “or the Second Amendment Effective Date” with “, the Second Amendment Effective Date or the Third Amendment Effective Date” in each place where such phrase appears.
(n)    Clause (a) of the definition of “Permitted Refinancing Obligations” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting “(1)” and “and (2) the aggregate principal amount of all such Inside Maturity Permitted Refinancing Obligations outstanding at the time of such incurrence, when taken together with the aggregate principal amount of Inside Maturity New Term Loans and Inside Maturity Additional Obligations outstanding at the time of such incurrence, does not exceed $300,000,000”.
(o)    The definition of “Pricing Grid” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing the table therein with the following:

Consolidated Net Total Leverage Ratio	Applicable Margin for Initial Tranche A Term Loans that are Eurocurrency Loans	Applicable Margin for Initial Tranche A Term Loans that are ABR Loans	Applicable Margin for Revolving Loans that are Eurocurrency Loans	Applicable Margin for Revolving Loans that are ABR Loans	Applicable Commitment Fee Rate
≥ 3.00:1.00	2.25%	1.25%	2.25%	1.25%	0.400%
< 3.00:1.00 but ≥ 2.00 to 1.00	2.00%	1.00%	2.00%	1.00%	0.400%
< 2.00 to 1.00 but ≥ 1.50:1.00	1.75%	0.75%	1.75%	0.75%	0.350%
< 1.50:1.00	1.50%	0.50%	1.50%	0.50%	0.300%

(p)    The definition of “Responsible Officer” set forth in Section 1.1 of the Credit Agreement is hereby amended by adding the following immediately before the period at the end thereof:
“and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the Borrower so designated by any of the foregoing officers in a notice to the Administrative Agent or pursuant to an agreement between the Borrower and the Administrative Agent.”
(q)    The definition of “Revolving Termination Date” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing “May 31, 2019” with “June 30, 2021”.
(r)    The definition of “Tranche A Term Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing “May 31, 2019” with “June 30, 2021”.
(s)    Section 2.3(a) of the Credit Agreement is hereby deleted and replaced by the following:
“(a)    The Initial Tranche A Term Loan of each Tranche A Term Lender shall be payable in equal consecutive quarterly installments on the last Business Day of each March, June, September and December following the Third Amendment Effective Date, commencing on the last

Business Day of December, 2016, in an amount equal to one and one-quarter percent (1.25%) of the stated principal amount of the Initial Tranche A Term Loans funded on the Third Amendment Effective Date (which installments shall, to the extent applicable, be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.18(b), or be increased as a result of any increase in the amount of Initial Tranche A Term Loans pursuant to Supplemental Term Loan Commitments (such increased amortization payments to be calculated in the same manner (and on the same basis) as the amortization payments for the Initial Tranche A Term Loans outstanding as of the Third Amendment Effective Date)), with the remaining balance thereof payable on the Tranche A Term Maturity Date.”
(t)    Section 2.5 of the Credit Agreement is hereby amended by inserting “pursuant to a Borrowing Notice” immediately after “irrevocable written notice” in the first proviso therein.
(u)    Section 2.15(a) of the Credit Agreement is hereby deleted and replaced by the following:
“(a) Each Eurocurrency Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurocurrency Rate determined for such day plus the Applicable Margin.”
(v)    Section 2.15(b) of the Credit Agreement is hereby deleted and replaced by the following:
“(b) Each ABR Loan shall bear interest at a rate per annum equal to ABR plus the Applicable Margin.”
(w)    Section 2.25(a) of the Credit Agreement is hereby amended by (x) replacing “The” at the beginning of such section with “In addition to the $441,187,500 in aggregate principal amount of 2016 Supplemental Tranche A Term Loans established and incurred on the Third Amendment Effective Date pursuant to the Third Amendment, the”, (y) replacing “$300,000,000” with “$400,000,000” and (z) inserting “; provided that, at the Borrower’s option, capacity to incur New Loan Commitments pursuant to clause (x) shall be deemed to be utilized prior to any utilization of clause (y) to establish New Loan Commitments” at the end of the second sentence of such section.
(x)    Section 2.25(b)(v) of the Credit Agreement is hereby amended by (x) deleting the proviso therein in its entirety and (y) replacing “Tranche B” with “Tranche A” in all places where it appears.
(y)    Clause (xii) of Section 2.25(b) of the Credit Agreement is hereby amended by inserting “, made on or prior to the 24-month anniversary of the Third Amendment Effective Date,” immediately after “relating to any New Term Loan”.
(z)    Section 2.25(e) of the Credit Agreement is hereby amended by replacing “(x) in the case of the 2014 Supplemental Term Loans, the Second Amendment, or (y) otherwise,” with “(x) in the case of the 2016 Supplemental Tranche A Term Loans, the Third

Amendment or (y) otherwise,” after the phrase “pursuant to” in the first sentence of such Section 2.25(e).
(aa)    Section 3.1(a) of the Credit Agreement is hereby amended by inserting “any Revolving Lender’s Available Revolving Commitment or” immediately before “the aggregate amount of the Available Revolving Commitments” in the first proviso therein.
(bb)    Section 4.19 of the Credit Agreement is hereby amended by (i) deleting “As of the Closing Date,” (ii) capitalizing “the” at the beginning of clause (a) thereof, (iii) inserting “(“OFAC”)” immediately after “executive order” and (iv) adding the following at the end thereof:
“The Borrower will not knowingly (directly or indirectly) use the proceeds of the Loans, or request the issuance of any Letter of Credit, for the purpose of financing the activities of any Person, in any country or territory, that is subject to, or the target of, any sanctions under or administered by OFAC, the U.S. State Department or any other enabling legislation or executive order relating thereto as well as sanctions laws and regulations of the United Nations Security Council, the European Union or any member state thereof and the United Kingdom, except as otherwise permitted by applicable law, regulation or license. The Borrower will not knowingly (directly or indirectly) use the proceeds of the Loans, or request the issuance of any Letter of Credit, in material violation of the United States Foreign Corrupt Practices Act of 1977, as amended, and all laws, rules and regulations of the European Union and United Kingdom applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.”
(cc)    Section 6.5(d) of the Credit Agreement is hereby amended by adding “the National Flood Insurance Act of 1968, the National Flood Insurance Reform Act of 1994 and the Biggert-Waters Flood Insurance Act of 2012, in each case” immediately before “as it may be amended”.
(dd)    Section 6.9 of the Credit Agreement is hereby amended by adding “and 2016 Supplemental Term Loans” after “2014 Supplemental Term Loans”.
(ee)    Section 7.1(a) of the Credit Agreement is hereby deleted and replaced by the following:
“(a)    Consolidated Net Total Leverage Ratio. Commencing with the Test Period ending June 30, 2016, permit the Consolidated Net Total Leverage Ratio as at the last day of any Test Period to be in excess of the ratio set forth below for such period:

Period	Consolidated Net Total Leverage Ratio
June 30, 2016 through and including December 31, 2016	4.50:1.00
Thereafter	4.00:1.00

(ff)    Section 7.2(c) of the Credit Agreement is hereby amended by replacing “$75,000,000” with “$100,000,000”.
(gg)    Section 7.2(p) of the Credit Agreement is hereby amended by replacing “$300,000,000” with “$400,000,000”.
(hh)    Section 7.2(t) of the Credit Agreement is hereby amended by replacing “$75,000,000” with “$100,000,000”.
(ii)    Section 7.2(u) of the Credit Agreement is hereby amended by replacing “$75,000,000” with “$100,000,000”.
(jj)    Section 7.3(z) of the Credit Agreement is hereby amended by replacing “$50,000,000” with “$75,000,000”.
(kk)    Section 7.5(e) of the Credit Agreement is hereby amended by replacing “$300,000,000” with “$400,000,000”.
(ll)    Section 7.6(b) of the Credit Agreement is hereby amended by replacing “3.50” with “3.75”.
(mm)    Section 7.6(m) of the Credit Agreement is hereby amended by replacing “$75,000,000” with “$100,000,000”.
(nn)    Section 7.7(v) of the Credit Agreement is hereby amended by replacing “$75,000,000” with “$100,000,000”.
(oo)    Section 7.7(z) of the Credit Agreement is hereby amended by replacing “3.50” with “3.75”.
(pp)    Section 7.10 of the Credit Agreement is hereby amended by replacing “$50,000,000” with “$75,000,000”.
(qq)    Section 8.1(j)(iii) of the Credit Agreement is hereby amended by deleting “(x) a majority of the Board of Directors of Parent shall not be Continuing Directors or (y)”.
(rr)    Section 10.2(d) of the Credit Agreement is hereby amended by adding “or notices through the Platform or any other electronic platform or electronic messaging service,” after “the Internet” in the second sentence thereof.

(ss)    Section 10.22 of the Credit Agreement is hereby amended by (i) adding “or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby, including any Borrowing Notice,” after “(including waivers and consents)” in the first sentence thereof, and (ii) adding the following proviso immediately before the period at the end thereof
“; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it”.
(tt)    Section 10 of the Credit Agreement is hereby amended by adding at the end of Section 10.22 a new Section 10.23 to read as follows:
“10.23. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document, each party hereto acknowledges that any liability of any Lender or Issuing Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured (all such liabilities, other than any Excluded Liability, the “Covered Liabilities”), may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any Covered Liabilities arising hereunder which may be payable to it by any Lender or Issuing Lender that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such Covered Liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such Covered Liability;

(ii)
a conversion of all, or a portion of, such Covered Liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such Covered Liability under this Agreement or any other Loan Document;

(iii)	the variation of the terms of such Covered Liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Notwithstanding anything to the contrary herein, nothing contained in this Section 10.23 shall modify or otherwise alter the rights or obligations under this Agreement or any other Loan Document with respect to any liability that is not a Covered Liability.”
(uu)    The Credit Agreement is hereby further amended by adding a new Exhibit M in the form of Annex A hereto.
SECTION FOUR – 2016 SUPPLEMENTAL TRANCHE A TERM LOANS.
(a)    Subject to the terms and conditions set forth herein and in the Credit Agreement (as amended hereby), each 2016 Supplemental Tranche A Lender severally agrees to make 2016 Supplemental Tranche A Term Loans in Dollars to the Borrower on the Third Amendment Effective Date in an aggregate principal amount not to exceed the amount set forth opposite such 2016 Supplemental Tranche A Lender’s name in the column titled “2016 Supplemental Term Loan Amount” on Schedule III hereto. Amounts borrowed under this Section 4(a) and repaid or prepaid may not be reborrowed.
(b)    The proceeds of the 2016 Supplemental Tranche A Term Loans shall be used solely to partially prepay Tranche B Term Loans outstanding under the Credit Agreement immediately prior to the effectiveness hereof (the “Existing Tranche B Term Loans”) and to pay related accrued and unpaid interest, fees and expenses.
(c)    Unless previously terminated, the commitments of the 2016 Supplemental Tranche A Lenders pursuant to Section 4(a) shall terminate upon the making of the 2016 Supplemental Tranche A Term Loans on the Third Amendment Effective Date.
(d)    Unless the context shall otherwise require, the 2016 Supplemental Tranche A Lenders shall constitute “Tranche A Term Lenders”, “Term Lenders”, “Lenders” and, if applicable, “New Lenders”, and the 2016 Supplemental Tranche A Term Loans shall constitute “Initial Tranche A Term Loans”, “Tranche A Term Loans”, “Term Loans”, “Loans” and “New Term Loans”, in each case for all purposes of the Credit Agreement (as amended hereby) and the other Loan Documents. For the avoidance of doubt, the New Refinancing Tranche A Term Loans, the Exchanged Refinancing Tranche A Term Loans and the 2016 Supplemental Tranche A Term Loans shall constitute a single Tranche under the Credit Agreement (as amended hereby) in an aggregate principal amount of $1,183,000,500 as of the Third Amendment Effective Date.
SECTION FIVE – REFINANCING TRANCHE B TERM LOANS.
(a)    Subject to the terms and conditions set forth herein and in the Credit Agreement (as amended hereby), each New Refinancing Tranche B Term Lender severally agrees to make New Refinancing Tranche B Term Loans in Dollars to the Borrower on the Third Amendment Effective Date in an aggregate principal amount not to exceed the amount set forth opposite such New Refinancing Tranche B Term Lender’s name on Schedule IV hereto. Amounts borrowed under this Section 5(a) and repaid or prepaid may not be reborrowed.

(b)    The proceeds of the New Refinancing Tranche B Term Loans shall be used solely to repay in full all Existing Tranche B Term Loans, other than the Existing Tranche B Term Loans of the Exchanging Tranche B Term Lenders that are exchanged for Exchanged Refinancing Tranche B Term Loans and the Initial Tranche B Term Loans which are prepaid by the proceeds of the Supplemental Tranche A Term Loans pursuant to Section 4 and deemed repaid pursuant to paragraph (d) below, and to pay related accrued and unpaid interest, fees and expenses.
(c)    Unless previously terminated, the commitments of the New Refinancing Tranche B Term Lenders pursuant to Section 5(a) shall terminate upon the making of the New Refinancing Tranche B Term Loans on the Third Amendment Effective Date.
(d)    Each Existing Tranche B Term Lender that executes and delivers a signature page to this Amendment and indicates thereon its election of the “Cashless Settlement Option” (each such Lender, an “Exchanging Tranche B Term Lender” and, together with the New Refinancing Tranche B Term Lenders, the “Refinancing Tranche B Term Lenders”; each Existing Tranche B Term Lender that does not so elect, a “Non-Exchanging Tranche B Term Lender”) severally agrees, on the Third Amendment Effective Date and subject to the terms and conditions set forth herein and in the Credit Agreement (as amended hereby), to exchange all (or such lesser amount as the Administrative Agent may allocate to such Lender (any such Existing Tranche B Term Loans of such Lender not allocated for exchange pursuant hereto, its “Non-Allocated Existing Tranche B Term Loans”)) of its Existing Tranche B Term Loans (the aggregate principal amount of Existing Tranche B Term Loans of such Lender so exchanged, its “Exchanged Tranche B Term Loan Amount”) for Exchanged Refinancing Tranche B Term Loans (which Existing Tranche B Term Loans so exchanged shall thereafter be deemed repaid and canceled and no longer be outstanding) in an aggregate principal amount equal to its Exchanged Tranche B Term Loan Amount. All accrued and unpaid interest on, and all other amounts owing in respect of, the Existing Tranche B Term Loans of each Exchanging Tranche B Term Lender that are exchanged pursuant to this paragraph (d) (less the Exchanged Tranche B Term Loan Amount) shall be repaid in full in cash on the Third Amendment Effective Date.
(e)    The Existing Tranche B Term Loans of each Non-Exchanging Tranche B Term Lender and the Non-Allocated Existing Tranche B Term Loans of each Exchanging Tranche B Term Lender shall be repaid in full in cash on the Third Amendment Effective Date, together with all accrued and unpaid interest on, and all other amounts owing in respect of, such Existing Tranche B Term Loans.
(f)    Unless the context shall otherwise require, the New Refinancing Tranche B Term Lenders and the Exchanging Tranche B Term Lenders shall constitute “Tranche B Term Lenders”, “Term Lenders” and “Lenders” and the New Refinancing Tranche B Term Loans and Exchanged Refinancing Tranche B Term Loans shall constitute “Initial Tranche B Term Loans”, “Tranche B Term Loans”, “Term Loans” and “Loans”, in each case for all purposes of the Credit Agreement (as amended hereby) and the other Loan Documents.
SECTION SIX – ADDITIONAL AMENDMENTS.

Subject to the satisfaction of the conditions set forth in clause (e) of Section Seven hereof, each of the parties hereto hereby acknowledges, agrees and consents that the Credit Agreement will be amended as provided in this Section, effective as of the Additional Amendment Effective Time:
(a)    The definition of “Tranche B Term Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing “July 31, 2019, the seven year anniversary of the Closing Date” with “June 30, 2023”.
(b)    Section 2.3(b) of the Credit Agreement is hereby amended by (x) replacing “December 31, 2012” with “the last Business Day of December, 2016”, (y) replacing “Closing Date” with “Third Amendment Effective Date” in all three places where it appears and (z) replacing “schedule set forth below” with “amortization payments”.
(c)    Section 2.11(b) of the Credit Agreement is hereby amended by (i) inserting “on or after the Third Amendment Effective Date” immediately after “Any prepayment made” and (ii) replacing “First Amendment Effective Date” with “Third Amendment Effective Date”.
SECTION SEVEN – CONDITIONS TO EFFECTIVENESS:
(a)    This Amendment shall become effective on the date on which the Loan Parties, each Refinancing Tranche A Term Lender, each Exchanging Tranche A Term Lender, each Refinancing Revolving Lender, each 2016 Supplemental Tranche A Lender, each Exchanging Tranche B Term Lender and each Refinancing Tranche B Term Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent (or its counsel); provided that, (w) the agreements set forth in Sections 1 and 2 hereof and the amendments set forth in Section 3 hereof shall become effective only if the Third Amendment Effective Date shall occur, (x) the amendments set forth in Section 4 and 5 hereof shall become effective only if the Incremental Effective Time shall occur and (y) the amendments set forth in Section 6 hereof shall become effective only if the Additional Amendment Effective Time shall occur.
(b)    The agreements set forth in Sections 1 and 2 hereof and the amendments set forth in Section 3 hereof shall become effective as of the time (the “Third Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i)	Required Lenders. The Administrative Agent shall have received counterparts of this Amendment executed by the Required Lenders;

(ii)
No Default; Representations and Warranties. no Default or Event of Default shall exist as of the Third Amendment Effective Date immediately prior to and after giving effect to this Amendment and the borrowing of the Refinancing Tranche A Term Loans and the

Refinancing Tranche B Term Loans and all of the representations and warranties of the Loan Parties contained in the Loan Documents shall be true and correct in all material respects on the Third Amendment Effective Date as if made on and as of such date (unless such representation or warranty relates to a specific date, in which case such representation or warranty shall have been true and correct in all material respects as of such specific date);

(iii)
Tranche A Term Loan Borrowing and Prepayment. (i) the Administrative Agent shall have received from the Borrower a notice of prepayment with respect to the Initial Tranche A Term Loans (other than the Exchanged Initial Tranche A Term Loans) (the “Tranche A Term Loan Prepayment”) and a notice of borrowing with respect to the Refinancing Tranche A Term Loans and (ii) substantially contemporaneously with the other transactions contemplated hereby, the Borrower shall have made the Tranche A Term Loan Prepayment and shall have paid all accrued and unpaid interest on all Existing Tranche A Term Loans and other amounts required to be paid by it in connection therewith;

(iv)
Revolving Commitment Termination. (i) the Administrative Agent shall have received from the Borrower a notice of termination with respect to the Existing Revolving Commitments and, to the extent any Existing Revolving Loans are outstanding, a notice of prepayment with respect to such Existing Revolving Commitments (the “Revolving Loan Prepayment”) and (ii) if applicable, substantially contemporaneously with the other transactions contemplated hereby, the Borrower shall have made the Revolving Loan Prepayment, and shall have paid all accrued and unpaid interest on all Existing Revolving Loans and other amounts required to be paid by it in connection therewith;

(v)
Fees. the Borrower shall have paid, or caused to be paid (including by means of offsetting against the proceeds of the 2016 Supplemental Tranche A Term Loans) to the Administrative Agent all fees and other amounts due and payable under or in connection with this Amendment, including, without limitation, the fees payable pursuant to Section 14 hereof and all fees and other amounts agreed to between the Borrower and the joint lead arrangers of this Amendment, and, to the extent invoiced in reasonable detail at least three Business Days prior to the Third Amendment Effective Date, all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document;

(vi)
Legal Opinions; Certificates. the Administrative Agent shall have received legal opinions and closing certificates (consistent with those delivered on the Closing Date pursuant to clauses (f) and (g) of Section 5.1 of the Credit Agreement, taking into account any changes to such counsel’s form of opinion on account of developments in opinion practice), together with appropriate insertions and attachments (including true and complete copies of resolutions of the board of directors or a duly authorized committee thereof for each of the Loan Parties approving and authorizing the execution, delivery and performance of this Amendment, and the performance of the Credit Agreement as amended hereby and a good standing certificate (or the equivalent thereof) for the Borrower and the other Loan Parties from their respective jurisdictions of formation); and

(vii)
USA PATRIOT Act. the Lenders shall have received from the Borrower and each of the Loan Parties documentation and other information reasonably requested by any Lender no less than 5 Business Days prior to the Third Amendment Effective Date that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act.

(c)    The agreements set forth in Sections 4 and 5 hereof shall become effective on the date on which each of the following conditions is satisfied (the “Incremental Effective Time”):

(i)	Borrowing Notice. The Administrative Agent shall have received from the Borrower a notice of borrowing with respect to the 2016 Supplemental Tranche A Term Loans;

(ii)
Tranche B Term Loan Borrowing and Prepayment. (i) the Administrative Agent shall have received from the Borrower a notice of prepayment with respect to the Initial Tranche B Term Loans (other than the Exchanged Initial Tranche B Term Loans) to be prepaid with the proceeds of the New Refinancing Tranche B Term Loans (the “Tranche B Term Loan Prepayment”) and a notice of borrowing with respect to the Refinancing Tranche B Term Loans and (ii) substantially contemporaneously with the other transactions contemplated hereby, the Borrower shall have made the Tranche B Term Loan Prepayment and shall have paid all accrued and unpaid interest on all Existing Tranche B Term Loans and other amounts required to be paid by it in connection therewith; and

(iii)	Third Amendment Effective Date. The Third Amendment Effective Date shall have occurred.

(d)    The amendments set forth in Section 6 hereof shall become effective on the date on which each of the following conditions is satisfied (the “Additional Amendment Effective Time”):

(i)	Consent of Affected Lenders. The Administrative Agent shall have received counterparts of this Amendment executed by each of the affected Tranche B Term Lenders; and

(ii)	Third Amendment Effective Date. The Incremental Effective Time shall have occurred.
SECTION EIGHT – REPRESENTATIONS AND WARRANTIES; NO DEFAULTS. In order to induce the Lenders to enter into this Amendment, each of the Loan Parties represents and warrants, on the Third Amendment Effective Date, to each of the Lenders and the Administrative Agent that:
(a)    the execution, delivery and performance by such Loan Party of this Amendment is within such Loan Party’s corporate or other powers, has been authorized by all necessary corporate or other organizational action, except (other than with respect to the Borrower), to the extent such failure to do so would not reasonably be expected to have a Material Adverse Effect, and has been duly executed and delivered on behalf of the Loan Parties party hereto;
(b)    this Amendment and the Credit Agreement, as amended hereby, each constitute a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and the implied covenants of good faith and fair dealing;
(c)    all of the representations and warranties contained in the Credit Agreement, as amended hereby, and in the other Loan Documents are true and correct in all material respects on the Third Amendment Effective Date as if made on and as of such date (unless such representation or warranty relates to a specific date, in which case such representation or warranty were true and correct in all material respects as of such specific date); and
(d)    no Default or Event of Default exists as of the Third Amendment Effective Date after giving effect to this Amendment, the borrowing of the Refinancing Tranche A Term Loans, the 2016 Supplemental Tranche A Term Loans and the borrowing of the Refinancing Tranche B Term Loans.
The Administrative Agent shall give prompt notice in writing to the Borrower of the occurrence of the Third Amendment Effective Date, the Incremental Effective Time and the Additional Amendment Effective Time. It is understood that such writing may be delivered or furnished by electronic communication.

SECTION NINE – SECURITY. The Loan Parties acknowledge that (a) the Refinancing Tranche A Term Loans, any Revolving Loans or other extensions of credit made pursuant to the Refinancing Revolving Commitments, the 2016 Supplemental Tranche A Term Loans and the Refinancing Tranche B Term Loans constitute Borrower Obligations (as defined in the Guarantee and Collateral Agreement) and (b) notwithstanding the effectiveness of this Amendment, (i) the Guarantee and Collateral Agreement shall continue to be in full force and effect, (ii) the Guarantor Obligations of each Guarantor are not impaired or affected and (iii) all guarantees made by the Loan Parties pursuant to the Guarantee and Collateral Agreement and all Liens granted by the Loan Parties as security for the Borrower Obligations (including the Refinancing Tranche A Term Loans, any Revolving Loans or other extensions of credit made pursuant to the Refinancing Revolving Commitments, the 2016 Supplemental Tranche A Term Loans and the Refinancing Tranche B Term Loans) and the Guarantor Obligations pursuant to the Guarantee and Collateral Agreement continue in full force and effect; and, further, confirm and ratify their respective obligations under each of the Loan Documents executed by the Loan Parties, as amended hereby.
SECTION TEN – WAIVER.    Notwithstanding anything contained in Section 2.25 of the Credit Agreement to the contrary, the parties hereto hereby waive any notice requirement with respect to the 2016 Supplemental Tranche A Term Loans and the issuance of New Term Loans with respect thereto.
SECTION ELEVEN – SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION TWELVE – CONTINUING EFFECT; NO OTHER WAIVERS OR AMENDMENTS. Except as expressly set forth herein, this Amendment shall not (i) constitute a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement (other than with respect to the Existing Revolving Loans and the Existing Revolving Commitments, the Existing Tranche A Term Loans, the Existing Tranche B Term Loans, the Tranche B Term Loans which are prepaid with the proceeds from the 2016 Supplemental Tranche A Term Loans pursuant to Section 4) or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or (ii) by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Loan Parties under the Credit Agreement, as amended hereby, the Guarantee and Collateral Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended hereby, the Guarantee and Collateral Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, as amended hereby, the Guarantee and Collateral Agreement or any other Loan Document in similar or different circumstances. After the Third Amendment Effective Date, any reference in any Loan Document to the Credit Agreement shall mean the Credit Agreement, as amended hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement (as amended hereby) and the other Loan Documents.
SECTION THIRTEEN – COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic (i.e. “pdf”) transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION FOURTEEN – PAYMENT OF FEES AND EXPENSES. The Borrower agrees (a) to pay to (i) each Exchanging Tranche B Term Lender, an amendment fee in an amount equal to 0.25% of the aggregate principal amount of such Exchanging Tranche B Term Lender’s Exchanged Refinancing Tranche B Term Loans outstanding on the Third Amendment Effective Date, (ii) each New Refinancing Tranche B Term Lender, an upfront fee in an amount equal to 0.25% of the aggregate principal amount of such New Refinancing Tranche B Term Lender’s New Refinancing Tranche B Term Loans outstanding on the Third Amendment Effective Date and (iii) each Exchanging Tranche A Term Lender, Refinancing Revolving Lender, New Refinancing Tranche A Term Lender and 2016 Supplemental Tranche A Lender the fees agreed among the Borrower, the joint lead arrangers of the Amendment and such Lender and (b) to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment including, without limitation, the reasonable fees and disbursements and other charges of Cravath, Swaine & Moore LLP, counsel to the Administrative Agent.
SECTION FIFTEEN – GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. The provisions of Sections 10.12 and 10.17 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION SIXTEEN – TAX MATTERS. For purposes of determining withholding Taxes imposed under FATCA, from and after the Third Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.
BOOZ ALLEN HAMILTON INC.

By:    /s/ Lloyd W. Howell, Jr.
Name: Lloyd W. Howell, Jr.
Title: Executive Vice President, Chief Financial Officer and Treasurer

BOOZ ALLEN HAMILTON INVESTOR CORPORATION

By:    /s/ Lloyd W. Howell, Jr.
Name: Lloyd W. Howell, Jr.
Title: Executive Vice President, Chief Financial Officer and Treasurer

BOOZ ALLEN HAMILTON INTERNATIONAL, INC.

By:    /s/ Laura S. Adams
Name: Laura S. Adams
Title: Treasurer

BOOZ ALLEN HAMILTON ENGINEERING HOLDING CO., LLC

By:    /s/ Laura S. Adams
Name: Laura S. Adams
Title: Treasurer

BOOZ ALLEN HAMILTON ENGINEERING SERVICES, LLC

By:    /s/ Laura S. Adams
Name: Laura S. Adams
Title: Treasurer

SDI TECHNOLOGY CORPORATION

By:    /s/ Laura S. Adams
Name: Laura S. Adams
Title: Treasurer

BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent, Issuing Lender, New Refinancing Tranche A Term Lender, 2016 Supplemental Tranche A Lender and New Refinancing Tranche B Term Lender

By:	/s/ Matt Flynn Name: Matt Flynn Title: Managing Director
Amalgamated Bank, as 2016 Supplemental Tranche A Lender
By:    /s/ Jackson Eng
Name: Jackson Eng
Title: Senior Vice President

American Savings Bank, F.S.B., as 2016 Supplemental Tranche A Lender

By:    /s/ Rian DuBach
Name: Rian DuBach
Title: FVP

Banco de Sabadell, S.A. Miami Branch, as 2016 Supplemental Tranche A Lender

By:    /s/ Maurici Lladó
Name: Maurici Lladó
Title: Executive Director, Corporate Banking Americas Director

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as 2016 Supplemental Tranche A Lender

By:    /s/ Adrienne Young
Name: Adrienne Young
Title: Vice President

California First National Bank, as 2016 Supplemental Tranche A Lender

By:    /s/ Mark D. Cross
Name: Mark D. Cross
Title: Executive Vice President, Chief Credit Officer

Capital Bank Corporation, as 2016 Supplemental Tranche A Lender

By:    /s/ Rebecca L. Hetzer
Name: Rebecca L. Hetzer
Title: Senior Vice President

Capital One National Association, as 2016 Supplemental Tranche A Lender

By:    /s/ Joseph C. Costa
Name: Joseph C. Costa
Title: Senior Vice President

Cathay Bank, as 2016 Supplemental Tranche A Lender

By:    /s/ Nancy A. Moore
Name: Nancy A. Moore
Title: Senior Vice President

Chang Hwa Commercial Bank, Ltd., Los Angeles Branch, as 2016 Supplemental Tranche A Lender

By:    /s/ Kang Yang
Name: Kang Yang
Title: VP & General Manager

Crédit Industriel Et Commercial, as 2016 Supplemental Tranche A Lender

By:    /s/ Clifford Abramsky
Name: Clifford Abramsky
Title: Managing Director

By:    /s/ Gary Weiss
Name: Gary Weiss
Title: Managing Director

Credit Suisse AG, Cayman Islands Branch, as 2016 Supplemental Tranche A Lender

By:    /s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

By:    /s/ Whitney Gaston
Name: Whitney Gaston
Title: Authorized Signatory

CTBC Bank Co., Ltd, New York Branch, as 2016 Supplemental Tranche A Lender

By:    /s/ Ralph Wu
Name: Ralph Wu
Title: SVP & General Manager

Fifth Third Bank, as New Refinancing Tranche A Term Lender

By:    /s/ Criss Kennedy Talsania
Name: Criss Kennedy Talsania
Title: Managing Director

First Commonwealth Bank, as 2016 Supplemental Tranche A Lender

By:    /s/ Stephen J. Orban
Name: Stephen J. Orban
Title: Senior Vice President

First Midwest Bank, as 2016 Supplemental Tranche A Lender

By:    /s/ Michael Trunck
Name: Michael Trunck
Title: Senior Vice President

The Huntington National Bank, as 2016 Supplemental Tranche A Lender

By:    /s/ Mark Zobel
Name: Mark Zobel
Title: Vice President

Industrial and Commercial Bank of China Ltd., New York Branch, as 2016 Supplemental Tranche A Lender

By:    /s/ Tony Huang
Name: Tony Huang
Title: Director

By:    /s/ Dayi Liu
Name: Dayi Liu
Title: Director

JPMorgan Chase Bank, N.A., as New Refinancing Tranche A Term Lender

By:    /s/ Anthony Galea
Name: Anthony Galea
Title: Vice President

M&T Bank, as 2016 Supplemental Tranche A Lender

By:    /s/ Daniel Darnell, Jr.
Name: Daniel Darnell, Jr.
Title: Vice President

Mega International Commercial Bank Co., Ltd, Chicago Branch, as 2016 Supplemental Tranche A Lender

By:    /s/ Wan-Ling Jwang
Name: Wan-Ling Jwang
Title: VP and General Manager

People’s United Bank, National Association, as 2016 Supplemental Tranche A Lender

By:    /s/ Jennie McElhone
Name: Jennie McElhone
Title: Vice President

By:    /s/ David Denlinger
Name: David Denlinger
Title: Senior Vice President, Regional Manager

PNC Bank, National Association, as New Refinancing Tranche A Term Lender

By:    /s/ Steven Day
Name: Steven Day
Title: Vice President

Raymond James Bank, N.A., as 2016 Supplemental Tranche A Lender

By:    /s/ Alexander L. Rody
Name: Alexander L. Rody
Title: Senior Vice President

Sumitomo Mitsui Banking Corporation, as New Refinancing Tranche A Term Lender

By:    /s/ David W. Kee
Name: David W. Kee
Title: Managing Director

State Bank of India, Los Angeles Agency, as 2016 Supplemental Tranche A Lender

By:    /s/ Manoranjan Panda
Name: Manoranjan Panda
Title: VP & Head (CMC)

Stifel Bank & Trust, as 2016 Supplemental Tranche A Lender

By:    /s/ Matthew Diehl
Name: Matthew Diehl
Title: Senior Vice President

SunTrust Bank, as 2016 Supplemental Tranche A Lender

By:    /s/ Mary K. Lundin
Name: Mary K. Lundin
Title: Vice President

Synovus Bank, as 2016 Supplemental Tranche A Lender

By:    /s/ John R. Frierson
Name: John R. Frierson
Title: Senior Vice President

TD Bank, N.A., as New Refinancing Tranche A Term Lender

By:    /s/ Mark Hogan
Name: Mark Hogan
Title: Senior Vice President

The Bank of East Asia, Limited, Los Angeles Branch, as 2016 Supplemental Tranche A Lender

By:    /s/ David Loh
Name: David Loh
Title: Chief Lending Officer

By:    /s/ Simon Keung
Name: Simon Keung
Title: General Manager

Trustmark National Bank, as 2016 Supplemental Tranche A Lender

By:    /s/ Louise Barden
Name: Louise Barden
Title: Senior Vice President

U.S. Bank National Association, as 2016 Supplemental Tranche A Lender

By:    /s/ Richard J. Ameny, Jr.
Name: Richard J. Ameny, Jr.
Title: Vice President

Wells Fargo Bank, National Association, as 2016 Supplemental Tranche A Lender

By:    /s/ Adam Spreyer
Name: Adam Spreyer
Title:     Vice President

I. Election (Check Any That Apply):

A.
    □ CONSENT TO AMENDMENT AND PROVISION OF REFINANCING REVOLVING COMMITMENTS (REVOLVING LENDERS ONLY):
By checking this box, the undersigned Revolving Lender hereby consents to the Amendment and agrees to provide Refinancing Revolving Commitments in an aggregate amount equal to the amount set forth opposite such Refinancing Revolving Lender’s name on Schedule I to the Amendment.

B.
    □ CONSENT AND CASHLESS SETTLEMENT OPTION (TRANCHE A TERM LENDERS ONLY):
By checking this box, the undersigned Tranche A Term Lender hereby consents to the Amendment and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of its Existing Tranche A Term Loans (or such lesser amount allocated to such Tranche A Term Lender by the Administrative Agent) for Exchanged Refinancing Tranche A Term Loans in an equal principal amount.

C.
    □ CONSENT AND CASHLESS SETTLEMENT OPTION (TRANCHE B TERM LENDERS ONLY):
By checking this box, the undersigned Tranche B Term Lender hereby consents to the Amendment and agrees to exchange (on a cashless basis) 100% of the outstanding principal amount of its Existing Tranche B Term Loans (or such lesser amount allocated to such Tranche B Term Lender by the Administrative Agent) for Exchanged Refinancing Tranche B Term Loans in an equal principal amount.

II. Signature: [Lender Signature Pages on File with the Administrative Agent]

Name of Institution: ____________________________________________________

by
Name:
Title:
For any institution requiring a second signature line:
by
Name:
Title:

Annex A

BAH BORROWING NOTICE

Date: ____________________

To: Bank of America, N.A. as Administrative Agent

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of July 31, 2012 (as amended by the First Amendment to Credit Agreement dated as of August, 16, 2013, the Second Amendment to Credit Agreement dated May 7, 2014 and the Third Amendment to Credit Agreement dated July 13, 2016, the “Credit Agreement”, the terms defined therein being used herein as therein defined), among BOOZ ALLEN HAMILTON INC., a Delaware corporation, the lenders from time to time parties thereto, BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent and Issuing Lender, and the other banks and financial institutions from time to time party thereto.

The undersigned hereby requests that the [Revolving Facility Lenders][Tranche A Term Lenders][Tranche B Term Lenders][specify other applicable Lenders] make [Revolving Loans][Tranche A Term Loans][Tranche B Term Loans][specify other applicable Loans]:

1. On ___________________ (a Business Day)

2. In the amount of US $______________

3. As [ABR Loans][Eurocurrency Loans]

4. With an Interest Period of ___ month[s]

[signature page follows]

BOOZ ALLEN HAMILTON INC.

By:
    Name:
    Title:

SCHEDULE I
Refinancing Revolving Commitments

Refinancing Revolving Lenders	Refinancing Revolving Commitments
Bank of America, N.A.	$48,281,040.70
Fifth Third Bank	$40,537,500.00
JPMorgan Chase Bank, N.A.	$40,537,500.00
Sumitomo Mitsui Banking Corporation	$40,537,500.00
The Bank of Tokyo-Mitsubish UFJ, Ltd.	$32,430,000.00
PNC Bank, National Association	$32,430,000.00
SunTrust Bank	$32,430,000.00
TD Bank, N.A.	$32,430,000.00
Wells Fargo Bank, National Association	$32,430,000.00
Capital One National Association	$24,322,500.00
Credit Suisse AG, Cayman Islands Branch	$25,000,000.00
Industrial and Commercial Bank of China Ltd., New York Branch	$24,322,500.00
U.S. Bank National Association	$21,079,500.00
Barclays Bank PLC	$50,000,000.00
Synovus Bank	$4,904,694.00
First Commonwealth Bank	$6,484,000.00
Banco de Sabadell, S.A. Miami Branch	$3,680,000.00
Stifel Bank and Trust	$4,081,632.65
American Savings Bank FSB	$4,081,632.65
TOTAL:	$500,000,000.00

SCHEDULE II

New Refinancing Tranche A Term Loans

New Refinancing Tranche A Term Lenders	New Refinancing Tranche A Term Loan Amount
Bank of America, N.A.	$6,606,378.85
JPMorgan Chase Bank, N.A.	$41,387,739.33
Sumitomo Mitsui Banking Corporation	$41,387,739.33
Fifth Third Bank	$44,825,000.00
TD Bank, N.A.	$32,927,142.87
PNC Bank, National Association	$58,119,107.14
TOTAL:	$225,253,107.52

SCHEDULE III

2016 Supplemental Tranche A Term Loans

2016 Supplemental Lenders	2016 Supplemental Tranche A Term Loan Amount
Bank of America, N.A.	$34,707,094.30
The Bank of Tokyo-Mitsubish UFJ, Ltd.	$14,629,151.80
SunTrust Bank	$67,570,000.00
Wells Fargo Bank, N.A.	$67,570,000.00
Credit Suisse AG, Cayman Islands Branch	$50,000,000.00
Capital One National Association	$27,050,267.87
Industrial and Commercial Bank of China Limited, New York Branch	$50,677,500.00
U.S. Bank National Association	$43,920,500.00
Peoples United Bank	$14,875,000.00
Synovus Bank	$2,143,948.84
M&T Bank	$6,462,500.00
First Commonwealth Bank	$7,609,191.96
Banco de Sabadell, S.A. Miami Branch	$1,415,000.00
Credit Industriel Et Commercial	$1,887,950.88
Raymond James Bank, N.A.	$15,000,000.00
Trustmark National Bank	$2,659,859.61
Stifel Bank and Trust	$3,874,553.59
State Bank of India, Los Angeles Agency	$10,000,000.00
American Savings Bank FSB	$186.24
California First National Bank	$15,625.00
Capital Bank Corporation	$151,475.09
Bank of East Asia, Limited, Los Angeles Branch	$3,302,013.42
Chang Hwa Commercial Bank, Ltd., Los Angeles Branch	$7,500,000.00
First Midwest Bank	$7,500,000.00
Huntington National Bank	$7,500,000.00
Amalgamated Bank	$5,000,000.00
Mega International Commercial Bank Co., Ltd. Chicago Branch	$1,003,906.26
Cathay Bank	$724,775.14
CTBC Bank Co., Ltd., New York Branch	$2,000,000.00
TOTAL:	$456,750,500.00

SCHEDULE IV

New Refinancing Tranche B Term Loans

New Refinancing Tranche B Term Lenders	New Refinancing Tranche B Term Loan Amount
Bank of America, N.A.	$170,103,581.87
TOTAL:	$170,103,581.87